UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2026
NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2788 San Tomas Expressway, Santa Clara, CA 95051
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

     Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

On August 17, 2026, NVIDIA Corporation (“NVIDIA”) announced a multi-year partnership with SB Energy Corp. (collectively with its affiliates, “SB Energy”) to advance the development of the PORTS Technology Campus, a large-scale AI data center campus in Pike County, Ohio (the “Portsmouth Site”). Through the partnership and the credit support described below, NVIDIA has secured land, power, and shell capacity at the Portsmouth Site to host NVIDIA AI compute infrastructure. An affiliate of OpenAI Group PBC (such affiliate, “OpenAI”) will be the tenant.

Residual Value Guaranties

On August 17, 2026, NVIDIA entered into multiple residual value guaranties (collectively, the “Agreements”) with SB Energy (the “Lessor”) relating to leases for approximately 4.25 gigawatts of IT load in the aggregate at the Portsmouth Site. An Agreement generally will become effective upon commencement of the applicable lease. NVIDIA also can provide credit support to secure approximately an additional 3.8 gigawatts at the Portsmouth Site, exercisable in its sole discretion.

NVIDIA’s aggregate payment obligation is cumulatively capped at $105 billion for its initial commitment under the Agreements. NVIDIA’s payment obligations are subject to specified conditions, including among other things, that the Lessor has satisfied applicable ready-for-service conditions under the lease for the relevant premises, expected beginning in 2028.

Pursuant to the Agreements, OpenAI is the tenant; however, in the event of (i) OpenAI’s insolvency resulting in a default under a lease, or (ii) OpenAI’s failure to make payments under a lease (each a “Trigger Event”), NVIDIA will pay an amount generally equal to any shortfall between the guaranteed minimum value of a lease (as set forth in the Agreements) and amounts recovered through a replacement lease or sale.

Upon a Trigger Event, NVIDIA may elect to (i) assume the applicable lease, (ii) require the Lessor to seek to relet the applicable premises, (iii) initiate a sale process, (iv) allow the applicable lease to be terminated, or (v) defer the exercise of these remedies for up to one year while paying specified project agreement costs. NVIDIA’s obligations under an Agreement will terminate upon the earliest to occur of (i) the 20th anniversary of the commencement of the applicable lease, (ii) the termination of the applicable lease by OpenAI in accordance with its terms, (iii) OpenAI achieving a satisfactory credit rating, and (iv) other customary termination events. OpenAI has agreed to reimburse and indemnify NVIDIA for any and all amounts actually paid by NVIDIA to the Lessor under the Agreements.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, the form of which will be filed as an exhibit to NVIDIA’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 26, 2026.

OpenAI, as the tenant, will utilize capacity at the Portsmouth Site supporting approximately 4.25 gigawatts of IT load to deploy NVIDIA’s full-stack DSX AI factory platform, subject to limited exceptions.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 7.01.    Regulation FD

On August 17, 2026, NVIDIA issued a press release announcing the partnership with SB Energy. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The press release is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference in any filing with the U.S. Securities and Exchange Commission made by NVIDIA, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including, but not limited to, statements as to: NVIDIA’s partnership with SB Energy and the expected benefits and impacts of the partnership; the development, timing, scale, capacity, and operation of the Portsmouth Site; OpenAI’s role as the tenant and the expected deployment of NVIDIA’s DSX AI factory platform at the Portsmouth Site; the potential expansion of the Portsmouth Site and related commitments; the amount, timing, and conditions of any payments by NVIDIA under the Agreements; the expected timing of the Lessor’s satisfaction of the applicable ready-for-service conditions; and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections based on management’s beliefs and assumptions and on information currently available to management and are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic and political conditions; NVIDIA’s reliance on third parties to manufacture, assemble, package and test NVIDIA’s products; the impact of technological development and competition; development of new products and technologies or enhancements to NVIDIA’s existing products and technologies; market acceptance of NVIDIA’s products or NVIDIA’s partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of NVIDIA’s products or technologies when integrated into systems; NVIDIA’s ability to realize the potential benefits of business investments or acquisitions; and changes in applicable laws and regulations, as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission (the “SEC”) including, but not limited to, its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Copies of reports filed with the SEC are posted on NVIDIA’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release, issued August 17, 2026
104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL (included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: August 17, 2026	By: /s/ Colette M. Kress
Colette M. Kress
Executive Vice President and Chief Financial Officer